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EATON VANCE(R)
==============

[graphic omitted]

Semiannual Report December 31, 2000


                                   EATON VANCE
                                     SENIOR
                                     INCOME
                                      TRUST

Eaton Vance Senior Income Trust as of December 31, 2000

LETTER TO SHAREHOLDERS

[Photo of James B. Hawkes]
James B. Hawkes
President

Eaton Vance Senior Income Trust had a total return of -4.72% for the six months ended December 31, 2000. That return was the result of shareholder distributions of $0.536 per share from net investment income and a decrease in share price from $9.3125 on June 30, 2000 to $8.375 on December 31, 2000. The Trust again provided a significant yield advantage in a portfolio of senior, secured floating-rate loans. Based on the Trust's December monthly dividend of $0.078 per share and a closing share price of $8.375, the Trust's market yield was 11.18% at December 31, 2000.(1)

AN UNCERTAIN ECONOMIC OUTLOOK AND CHANGING MONETARY POLICY CREATED A CHALLENGING CLIMATE IN 2000...

2000 was characterized by extraordinary volatility in the financial markets amid increasing signs of weakness in the economy. In addition, the Federal Reserve's about-face on monetary policy turned the markets on end. Despite relatively low inflation figures, 3.6% for all of 2000, the Federal Reserve continued its anti-inflation fight in the first half of the year. However, as the economy slowed in the second half, the Fed signalled an easier policy.

The Trust's investment universe was affected by the economic uncertainties, as well as by weaker demand for lower-quality loans. Understandably, the Trust's performance reflected these changing conditions. However, while the Trust's total return was somewhat lower than in recent years, its volatility remained well below that of many other asset classes.

With the volatility that characterized the equity and bond markets, many risk-conscious investors sought a measure of refuge. By investing at least 80% of its assets in senior, floating-rate loans, Eaton Vance Senior Income Trust seeks to provide a high level of current yield, while its shares, trading on the New York Stock Exchange, provide daily liquidity. Eaton Vance Senior Income Trust maintained its significant yield advantage over investments with similar maturities.

MARKET PRICING SHOULD PROVIDE NEW FLEXIBILITY FOR THE LOAN MARKET...

Clearly, 2000 marked an important transition year, as the loan market adjusted to the application of market pricing. As pioneers in the loan market, we at Eaton Vance are enthusiastic about this change. While the Trust will continue to seek high current income from senior floating-rate loans, we believe market pricing will improve liquidity, add more flexibility and create new opportunities in this unique asset class. In the pages that follow, co-portfolio managers Scott Page and Payson Swaffield review the past year and discuss their thoughts on the loan market.

                                   Sincerely,

                               /S/ James B. Hawkes

                                   James B. Hawkes
                                   President
                                   February 7, 2001

--------------------------------------------------------------------------------

TRUST INFORMATION
AS OF DECEMBER 31, 2000

Performance(2)
--------------------------------------------------------------------------------

Average Annual Total Return (by share price, NYSE)
--------------------------------------------------------------------------------

One year                             -5.52%

Life of Fund (10/30/98)               0.91

Average Annual Total Return (at net asset value)
--------------------------------------------------------------------------------

One year                             -2.34%

Life of Fund (10/30/98)               5.04

Ten Largest Holdings(3)
--------------------------------------------------------------------------------

Tokheim Corp.                                1.9%
Western Wireless                             1.5
Nextel Communications, Inc.                  1.5
Charter Communications Operating, LLC.       1.5
Century Cable Holdings, LLC                  1.5
Voicestream PCS Holdings, LLC                1.5
Crown Castle Operating Company               1.5
Huntsman ICI                                 1.4
Panavision International, L.P.               1.3
Lyondell Petrochemical Company               1.3

(1) The Fund's market yield is calculated by dividing the most recent dividend per share by the share market price at the end of the period and annualizing the result. 2 Returns are calculated by determining the percentage change in net asset value and share price with all distributions reinvested. 3 The ten largest holdings account for 14.9% of the Trust's investments, determined by dividing the total market value of the holdings by the total net assets of the Trust. Holdings are subject to change.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost.

Eaton Vance Senior Income Trust as of December 31, 2000

MANAGEMENT DISCUSSION

[Photo of Scott H. Page]
Scott H. Page

[Photo of Payson E. Swaffield]
Payson E. Swaffield

An interview with Scott H. Page and Payson F. Swaffield, Co-portfolio Managers of the senior floating-rate loan portion of Eaton Vance Senior Income Trust.

Q: Scott, what significant events occurred within the loan market in 2000 and how did they affect the Portfolio?

A: Mr. Page: 2000 was an event-filled period for Eaton Vance Senior Income Trust. The Trust experienced a 9.375% decline in share price, but that decline was partially offset by the Trust's dividend. While the Trust's total return may have disappointed some investors, the Trust remained a comparatively safe haven during a period in which many equity and fixed income funds showed higher volatility and often negative returns.

    The decline in the loan market was caused by a much tighter and tougher corporate credit market. Weaker demand for lower quality loans was reflected in lower market prices.

Q:  How did credit market conditions affect the Trust in 2000?

A: Mr. Swaffield: Credit defaults increased in the bank loan market as well as other credit markets, such as the high yield market. Several factors led to a higher default rate: a slower economy in the second half of 2000; a lack of liquidity in some higher-risk markets; and an exodus of capital from "old economy" companies toward "new economy" companies, followed by a rapid retreat from these sectors later in the year. Each of these factors contributed to an overall increase in capital market volatility.

    When volatility and uncertainty increase in equity markets, companies' access to capital is impeded; defaults rise, and risk premiums increase until the market finds a new equilibrium. This process has been under way for some time, and was reflected in decreases in market prices of bank loans held by the Trust, as well as by an increase in yields demanded in the primary and secondary markets.

--------------------------------------------------------------------------------

          Five Largest Sector Weightings(1)
          --------------------------------------------------
          Telecommunications Wireless                  10.1%
          Cable Television                              8.2%
          Manufacturing                                 6.4%
          Real Estate                                   5.9%
          Chemicals                                     5.6%

          Trust Overview(1)
          --------------------------------------------------

          Total net assets                      $325 million
          Number of borrowers                            210
          Industries represented                          55
          Collateral coverage ratio                 1.5 to 1
          Weighted days-to-interest rate reset       66 days
          Average maturity                          5.5 Yrs.
          Average size per borrowing           $1.96 million

(1) The five largest sector weightings account for 36.2% of the Trust's investments, determined by dividing the total market value of the holdings by the total net assets of the Fund. Sector Weightings and Trust Overview are as of 12/31/00 and are subject to change. Sector Weightings and Trust Overview information refers only to the senior, secured floating-rate loan portion of the Trust.

--------------------------------------------------------------------------------
Shares of the Trust are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested. Yield will change.
--------------------------------------------------------------------------------

Q: Has the loan market ever faced challenging credit market conditions in the past?

A: Mr. Page: Yes. In the early 1990s, the credit markets faced even higher default levels. This period followed the late 1980s, when non-investment grade companies were generally much more highly leveraged than today. In the early 1990s, highly leveraged companies faced a recession, the Gulf War, a severe credit crunch and the savings and loan crisis. We successfully steered our bank loan portfolios through that difficult period.

    Today, the uncertainty is reflected more immediately and perhaps more severely in loan prices because of the balance of buyers and sellers for bank loans. In the short-run, that balance may encompass forces other than the intrinsic value of a holding. However, intrinsic value does tend to prevail over time, and it is our belief that, in most cases, senior secured loans have solid intrinsic value, especially when compared to unsecured and subordinated bonds or equities. Intrinsic value ultimately prevailed in the difficult markets of the early 1990s, and we believe that it ultimately is likely to prevail in this market too.

Q: Payson, could you elaborate on market pricing in calculating bank loan prices?

A: Mr. Swaffield: In the fall of 1999, a pricing service for the secondary market trading of bank loans emerged under the auspices of the Loan Syndication and Trading Association (LSTA). In a joint venture with Loan Pricing Corporation (LPC), a subsidiary of Reuters, LSTA/LPC began the systematic collection and reporting of indicative secondary market prices for bank loans. Prior to this service, few standards existed for soliciting and distributing price information, and those that were available were not sufficiently reliable to serve as the basis of pricing and transacting bank loans on a daily basis.

    After an intensive evaluation of the new LSTA/LPC service, the Trust began the use of this independent pricing service for a portion of the Trust. Throughout 2000, we continued to evaluate the reliability of the service, comparing its prices with actual transactions in loan interests that we and other institutional investors conducted. As we grew more comfortable with its reliability, based on the evaluation of data, we increased our reliance on the pricing service. Today, over 90% of the Trust is priced using this service and we expect that percentage to increase.

Q:  How can the Trust have losses if the loans are secured by collateral?

A: Mr. Page: Collateral is not a guarantee that a loan will be repaid at par, nor is it a guarantee that market prices will remain at par. It does, however, improve the odds that an obligation will be met at par. Nearly all the Trust's loans are secured, and, generally, they are secured by all the assets of a company: accounts receivable, inventory, property/plant, and intangibles. This greatly increases the probability that, in the event of a reversal of fortune, the company's underlying value will accrue to the benefit of secured creditors. Security and collateral afford powerful advantages in a restructuring and, while no guarantee of full recovery, it normally improves recoveries.

Q:  How do changes in interest rates affect the Trust?

A: Mr. Swaffield: The Trust invests in floating-rate instruments. When interest rates increase, our dividend and yield increase, and vice versa. From June 1999 through May 2000, as the Federal Reserve Bank increased rates on six occasions, the Trust's total return benefited, as well as our performance compared to fixed-rate bond instruments, which generally decline in value as rates rise. In recent years, the Fed has tended to use adjustments in short-term interest rates as its main tool for implementing monetary policy changes. That trend has increased the volatility of bonds, making bonds a less reliable alternative for risk-management. Naturally, changes in interest rates and yield curves are difficult to predict and can occur quickly, resulting in bond volatility.

    Typically, senior, floating-rate loans do not have volatility arising from unpredictable changes in interest rates or the slope of the yield curve. We believe this greatly increases the Trust's attractiveness for risk-aware investors, especially given a track record of significantly beating inflation. Because of their floating-rate feature and a low or negative correlation with most large asset classes, bank loans can be an attractive means of reducing risk and diversifying a broader portfolio of equity and fixed-income securities.

Q:  How have you positioned the Trust in recent months?

A: Mr. Page: In an uncertain economic outlook, the flexibility of the Trust has allowed us to shift to sectors that we believe can better withstand a softer business climate. Now, as always, we have maintained a very diversified Trust and have, therefore, been able to accomplish the re-positioning of the Trust with relative ease.

    While the Trust's largest industry weighting at December 31 was telecommunications, we have become increasingly selective within the group. Our telecom weighting (wireless and wireline) was 12.8%, compared to the DLJ Leveraged Loan Index weighting of 19.4%. In contrast, the Trust had a 8.2% weighting in cable television companies, compared to a 6.9% DLJ Leveraged Loan Index weighting. We view new jurisdictions and revenue sources as major opportunities for cable providers.

    The Trust continued its use of leverage to add incrementally to yield. At December 31, the Trust had $121 million in leverage. That figure represented 26.9% of the Trust's total assets. Finally, the high-yield bond market had one of its worst years on record in 2000, as the liquidity crunch was especially hard on high-yield issuers. In this difficult climate, the Trust strictly limited its exposure to the high-yield segment.

Q:  What are some of the Trust's largest investments?

A: Mr. Swaffield: In the telecom sector, Western provides wireless and cellular phone services under the Cellular One brand in rural areas, primarily in 19 western states. In addition, Western's international subsidiary has continued to make inroads in emerging foreign markets, including Bolivia, Croatia, Haiti and Ghana. Reflecting strong subscriber growth and increased roaming traffic, the company registered 30% revenue growth in the first nine months of 2000.

    In the cable television sector, Charter Communications is the nation's fourth largest cable operator, with 6.2 million customers. While continuing to build subscriber growth in its core cable business, the company has begun to offer bandwidth services, including high-speed Internet service, and has indicated plans to add interactive services. Charter saw revenues rise 175% in the first nine months of 2000, primarily due to its successful acquisition strategy.

    An offshoot of the telecom sector is the tower industry, a provider of telecom network services. Crown Castle International owns and operates tower and transmission sites, an important element of the wireless infrastructure. The surge in telecom services in recent years has resulted in corresponding growth in site selection. Crown is one of only three nationwide providers and is also very active in foreign markets. In 2000, the company made major tower acquisitions in Australia and the U.K., bringing its global tower count to more than 13,000. Crown generated 93% revenue growth in the first nine months of the year.

Q:  What is your outlook for the loan market in the coming year?

A: Mr. Page: The loan market appears to have already discounted the possibility of an economic slowdown, as recent prices of economically-sensitive loans have clearly reflected a softer business climate. While we expect that the slowdown will continue well into 2001, the risk of an outright recession has been significantly lessened by the Federal Reserve's more accommodative monetary policy.

    Lenders should receive a two-fold benefit from such a policy: banks will likely structure loans more conservatively, while lower interest rates should improve credit quality. Whichever direction the economy takes, we believe that the Trust is well-positioned for the coming year.

Eaton Vance Senior Income Trust as of December 31, 2000

PORTFOLIO OF INVESTMENTS

Senior, Floating Rate Loan
Interests -- 121%(2)

 Principal
 Amount                Borrower/Tranche Description                  Value
-----------------------------------------------------------------------------

 Advertising -- 0.6%
-----------------------------------------------------------------------------
             Lamar Media Corp.
$ 2,000,000  Term loan, maturing March 1, 2006                   $  2,008,000
-----------------------------------------------------------------------------
                                                                 $  2,008,000
-----------------------------------------------------------------------------

 Aerospace & Defense -- 2.7%
-----------------------------------------------------------------------------
             Aerostructures Corporation
$ 1,862,500  Term loan, maturing September 30, 2004              $  1,834,563
             Aircraft Braking Systems Corp.
  1,045,821  Term loan, maturing September 30, 2005                 1,045,167
             Dyncorp
    769,000  Term loan, maturing December 9, 2006                     772,845
             EG&G Technical Services, Inc.
    958,822  Term loan, maturing August 20, 2007                      934,851
             Fairchild Holdings Corporation
  1,167,529  Term loan, maturing April 30, 2006                     1,091,640
             Hexcel Corporation
  2,116,066  Term loan, maturing August 25, 2005                    2,121,357
             United Defense Industries, Inc.
    466,667  Term loan, maturing October 6, 2005                      462,875
    466,667  Term loan, maturing October 6, 2006                      462,875
-----------------------------------------------------------------------------
                                                                 $  8,726,173
-----------------------------------------------------------------------------

 Air Freight & Couriers -- 0.5%
-----------------------------------------------------------------------------
             Evergreen International Aviation, Inc.
$   351,425  Term loan, maturing April 30, 2002                  $    334,733
  1,303,648  Term loan, maturing April 30, 2003                     1,241,725
    200,868  Term loan, maturing May 31, 2003                         191,327
-----------------------------------------------------------------------------
                                                                 $  1,767,785
-----------------------------------------------------------------------------

 Auto Components -- 3.8%
-----------------------------------------------------------------------------
             Accuride Corporation
$ 1,940,000  Term loan, maturing January 21, 2007                $  1,823,600
             American Axle & Manufacturing, Inc.
  1,993,332  Term loan, maturing April 30, 2006                     1,984,985
             Dayco Products, LLC
  1,982,693  Term loan, maturing May 31, 2007                       1,938,082
             Dura Operating Corp.
  1,483,763  Term loan, maturing March 31, 2006                     1,450,749
             Federal-Mogul Corporation*
  2,965,714  Term loan, maturing February 24, 2005*                 1,088,841
             Insilco Corporation
  1,000,000  Term loan, maturing September 6, 2007                  1,001,250
             Key Plastics, LLC.*
  1,721,954  Term loan, maturing March 26, 2005*                      706,001
             Stanadyne Automotive Corporation
  1,459,706  Term loan, maturing December 10, 2004                  1,448,758
             Tenneco Automotive
    426,429  Term loan, maturing December 31, 2007                    409,276
    426,429  Term loan, maturing December 31, 2008                    412,028
-----------------------------------------------------------------------------
                                                                 $ 12,263,570
-----------------------------------------------------------------------------

 Broadcast Media -- 3.5%
-----------------------------------------------------------------------------
             CanWest Media, Inc.
$ 1,230,957  Term loan, maturing May 15, 2008                    $  1,230,957
    769,043  Term loan, maturing May 15, 2009                         769,043
             Corus Entertainment
    990,000  Term loan, maturing August 31, 2007                      994,950
             Entravision Communications Corp.
  2,500,000  Term loan, maturing December 31, 2008                  2,525,000
             Lin Television Corp.
  2,500,000  Term loan, maturing September 30, 2007                 2,496,932
             TLMD Acquisition Co.
  1,975,000  Term loan, maturing March 31, 2007                     1,968,828
             Young Broadcasting, Inc.
  1,500,000  Term loan, maturing December 31, 2006                  1,512,422
-----------------------------------------------------------------------------
                                                                 $ 11,498,132
-----------------------------------------------------------------------------

 Building and Development -- 1.0%
-----------------------------------------------------------------------------
             American Skiing Company Resort Properties, Inc.
$ 1,238,214  Term loan, maturing December 31, 2002               $  1,176,304
             Fairfield Communities, Inc.
  1,980,000  Term loan, maturing September 30, 2005                 1,970,484
-----------------------------------------------------------------------------
                                                                 $  3,146,788
-----------------------------------------------------------------------------

 Cable Television -- 8.2%
-----------------------------------------------------------------------------
             Benchmark Genesis, LLC
$ 1,000,000  Term loan, maturing September 30, 2007              $    990,000
             CC Michigan/ CC New England, LLC
  1,000,000  Term loan, maturing June 30, 2008                        998,125
             Century Cable Holdings, LLC
  2,500,000  Term loan, maturing June 30, 2009                      2,473,308
  2,500,000  Term loan, maturing December 31, 2009                  2,478,438
             Charter Communications Operating, LLC
  5,000,000  Term loan, maturing March 18, 2008                     4,973,105
             Charter Communications VIII
  2,000,000  Term loan, maturing February 2, 2008                   1,997,968
             Chelsea Communications, Inc.
  2,895,305  Term loan, maturing December 31, 2004                  2,888,066
             Classic Cable, Inc.
    868,421  Term loan, maturing October 31, 2007                     838,298
             Falcon Holding Group, L.P.
  1,960,000  Term loan, maturing December 31, 2007                  1,945,708
             Insight Kentucky Partners I, L.P.
  1,704,000  Term loan, maturing April 30, 2008                     1,696,545
             Mediacom USA, LLC
  1,000,000  Revolving loan, maturing September 30, 2008            1,001,125
             RCN Corporation
  2,000,000  Term loan, maturing June 30, 2007                      1,881,500
             UCA Corp.
  2,500,000  Term loan, maturing May 15, 2007                       2,503,125
-----------------------------------------------------------------------------
                                                                 $ 26,665,311
-----------------------------------------------------------------------------
 Casinos & Gaming -- 2.1%
-----------------------------------------------------------------------------
             Boyd Gaming Corporation
$   982,494  Term loan, maturing June 15, 2003                   $    986,178
    989,975  Term loan, maturing June 15, 2005                        993,687
             Horseshoe Gaming Holding Corp.
  1,974,000  Term loan, maturing September 30, 2006                 1,980,787
             Isle of Capri Casinos
  1,592,000  Term loan, maturing March 2, 2006                      1,601,702
  1,393,000  Term loan, maturing March 2, 2007                      1,401,489
-----------------------------------------------------------------------------
                                                                 $  6,963,843
-----------------------------------------------------------------------------
 Chemicals -- 5.6%
-----------------------------------------------------------------------------
             Arteva B.V. (Kosa)
$ 2,872,520  Term loan, maturing December 31, 2006               $  2,887,782
             Foamex L.P.
    422,603  Term loan, maturing June 30, 2005                        411,334
    384,186  Term loan, maturing June 30, 2006                        373,941
    967,541  Term loan, maturing June 30, 2007                        941,739
             Georgia Gulf Corporation
    973,486  Term loan, maturing December 31, 2006                    976,284
             Huntsman Corporation
  3,407,665  Term loan, maturing September 30, 2003                 2,765,889
             Huntsman ICI Chemicals LLC
  2,057,370  Term loan, maturing June 3, 2006                       2,045,797
  1,225,000  Term loan, maturing June 30, 2007                      1,228,758
  1,225,000  Term loan, maturing June 30, 2008                      1,228,758
             Lyondell Petrochemical Company
  3,942,431  Term loan, maturing June 30, 2007                      4,051,155
             Polymer Group, Inc.
  1,421,981  Term loan, maturing December 20, 2005                  1,374,878
---------------------------------------------------------------------------
                                                                 $ 18,286,315
-----------------------------------------------------------------------------
 Coal -- 0.5%
-----------------------------------------------------------------------------
             P&L Coal Holdings Corporation
$ 1,566,667  Term loan, maturing June 30, 2006                   $  1,566,667
-----------------------------------------------------------------------------
                                                                 $  1,566,667
-----------------------------------------------------------------------------
 Commercial Services -- 4.3%
-----------------------------------------------------------------------------
             Advanstar Communications Inc.
$ 2,000,000  Term loan, maturing November 17, 2007               $  2,000,626
             American Marketing Industries, Inc.
  1,336,725  Term loan, maturing November 30, 2002                  1,336,171
    617,321  Term loan, maturing November 30, 2004                    617,321
             Coinmach Laundry Corporation
  2,913,843  Term loan, maturing June 30, 2005                      2,905,650
             Environmental Systems Products Hldgs, Inc.
    502,812  Term loan, maturing December 31, 2004                    502,809
    997,213  Term loan, maturing December 31, 2004                    997,207
             Metokote Corporation
    990,000  Term loan, maturing November 2, 2005                     991,856
             MSX International, Inc.
    990,000  Term loan, maturing December 31, 2006                    949,854
             United Rentals, Inc.
    431,250  Term loan, maturing June 30, 2006                        415,437
  1,418,750  Term loan, maturing June 30, 2007                      1,393,803
             Volume Services, Inc.
  1,950,688  Term loan, maturing December 31, 2002                  1,959,222
-----------------------------------------------------------------------------
                                                                 $ 14,069,956
-----------------------------------------------------------------------------
 Communications Equipment -- 2.8%
-----------------------------------------------------------------------------
             Amphenol Corporation
$ 1,879,137  Term loan, maturing May 19, 2006                    $  1,871,045
             Communications Instruments
    974,722  Term loan, maturing March 15, 2004                       967,412
             General Cable Corporation
  1,430,712  Term loan, maturing May 31, 2007                       1,397,090
             Mitel Corporation
  1,499,994  Term loan, maturing December 12, 2003                  1,494,369
             Superior Telecom, Inc.
  1,348,202  Term loan, maturing November 27, 2005                  1,251,722
             Viasystems, Inc.
    996,667  Term loan, maturing March 31, 2007                       994,923
  1,000,000  Term loan, maturing March 31, 2007                       998,250
-----------------------------------------------------------------------------
                                                                 $  8,974,811
-----------------------------------------------------------------------------
 Computer Software & Services -- 0.6%
-----------------------------------------------------------------------------
             Titan Corporation
  1,486,256  Term loan, maturing March 31, 2006                  $  1,481,612
             Trader.com
    298,685  Term loan, maturing December 31, 2006                    296,445
    201,315  Term loan, maturing December 31, 2007                    199,805
-----------------------------------------------------------------------------
                                                                 $  1,977,862
-----------------------------------------------------------------------------
 Computers & Peripherals -- 0.3%
-----------------------------------------------------------------------------
             Seagate Technology Holdings, Inc.
$   925,000  Term loan, maturing September 30, 2006              $    923,844
-----------------------------------------------------------------------------
                                                                 $    923,844
-----------------------------------------------------------------------------
 Construction & Engineering -- 0.3%
-----------------------------------------------------------------------------
             URS Corporation
$   471,262  Term loan, maturing June 9, 2006                    $    472,440
    471,262  Term loan, maturing June 9, 2007                         472,440
-----------------------------------------------------------------------------
                                                                 $    944,880
-----------------------------------------------------------------------------
 Construction Materials -- 1.2%
-----------------------------------------------------------------------------
             Formica Corporation
$ 1,487,506  Term loan, maturing April 30, 2006                  $  1,368,506
             Trussway Industries, Inc.
    937,955  Term loan, maturing December 31, 2006                    886,367
             U.S. Aggregates, Inc.
  1,853,460  Term loan, maturing March 31, 2006                     1,807,123
-----------------------------------------------------------------------------
                                                                 $  4,061,996
-----------------------------------------------------------------------------
 Containers & Packaging - Metal & Glass -- 2.6%
-----------------------------------------------------------------------------
             Ball Corporation
$ 2,468,514  Term loan, maturing March 10, 2006                  $  2,473,784
             Graham Packaging Company
  1,487,588  Term loan, maturing January 31, 2007                   1,461,555
             Impress Metal Packaging Holdings B.V.
  2,500,000  Term loan, maturing December 31, 2006                  2,509,375
             Silgan Holdings Inc.
  1,979,487  Term loan, maturing June 30, 2005                      1,949,177
-----------------------------------------------------------------------------
                                                                 $  8,393,891
-----------------------------------------------------------------------------
 Containers & Packaging - Paper -- 3.0%
-----------------------------------------------------------------------------
             ACX Technologies, Inc.
$   167,500  Term loan, maturing August 15, 2001                 $    151,954
             Blue Ridge Paper Products, Inc.
    890,757  Term loan, maturing March 31, 2006                       890,757
             Gaylord Container Corporation
  1,533,737  Term loan, maturing June 19, 2004                      1,445,547
             Impaxx, Inc.
    975,000  Term loan, maturing December 31, 2005                    973,695
             Jefferson Smurfit Corporation
  1,513,704  Term loan, maturing March 24, 2006                     1,517,068
             RIC Holding, Inc.
  1,721,938  Term loan, maturing February 28, 2004                  1,728,786
             Stone Container Corporation
  1,999,902  Term loan, maturing October 1, 2003                    2,007,785
    497,378  Term loan, maturing October 1, 2004                      498,854
    500,000  Term loan, maturing December 31, 2006                    500,402
-----------------------------------------------------------------------------
                                                                 $  9,714,848
-----------------------------------------------------------------------------
 Containers & Packaging - Plastics -- 0.3%
-----------------------------------------------------------------------------
             Tekni-Plex, Inc.
$   992,506  Term loan, maturing June 30, 2008                   $    975,137
-----------------------------------------------------------------------------
                                                                 $    975,137
-----------------------------------------------------------------------------
 Educational Services -- 1.9%
-----------------------------------------------------------------------------
             Jostens, Inc.
$ 1,064,444  Term loan, maturing May 31, 2008                    $  1,069,471
             Kindercare Learning Centers, Inc.
  3,096,541  Term loan, maturing February 13, 2006                  3,026,869
             Language Line, LLC
    987,500  Term loan, maturing March 31, 2006                       985,031
             Weekly Reader Corporation
    987,500  Term loan, maturing September 30, 2007                   952,938
-----------------------------------------------------------------------------
                                                                 $  6,034,309
-----------------------------------------------------------------------------
 Electronic Equipment & Instruments -- 1.5%
-----------------------------------------------------------------------------
             Gentek, Inc.
$   985,000  Term loan, maturing April 30, 2007                  $    982,538
  2,992,500  Term loan, maturing April 30, 2007                     2,995,307
             Knowles Electronics, Inc.
    995,000  Term loan, maturing June 29, 2007                        942,763
-----------------------------------------------------------------------------
                                                                 $  4,920,608
-----------------------------------------------------------------------------
 Entertainment -- 3.6%
-----------------------------------------------------------------------------
             Blockbuster Entertainment Corp.
$ 1,808,571  Revolving loan, maturing July 1, 2004               $  1,704,579
             Dreamworks Film Trust
  2,000,000  Term loan, maturing December 31, 2006                  2,014,376
             IIC Holdings, Inc.
  1,001,367  Term loan, maturing December 16, 2005                    996,152
  1,001,367  Term loan, maturing December 15, 2006                    996,152
             Metro-Goldwyn-Mayer Studios Inc.
  3,000,000  Term loan, maturing March 31, 2004                     2,978,907
             Six Flags Theme Parks Inc.
  3,000,000  Term loan, maturing September 30, 2005                 3,021,750
-----------------------------------------------------------------------------
                                                                 $ 11,711,916
-----------------------------------------------------------------------------
 Environmental Services -- 1.6%
-----------------------------------------------------------------------------
             Allied Waste Industries, Inc.
$   750,000  Term loan, maturing July 30, 2005                   $    710,012
    795,455  Term loan, maturing July 30, 2006                        765,314
    954,545  Term loan, maturing July 30, 2007                        918,377
             International Technology Corporation
    990,000  Term loan, maturing June 11, 2004                        973,294
             Stericycle, Inc.
  1,872,750  Term loan, maturing November 10, 2006                  1,882,992
-----------------------------------------------------------------------------
                                                                 $  5,249,989
-----------------------------------------------------------------------------
 Food Services -- 0.6%
-----------------------------------------------------------------------------
             Buffets, Inc.
$ 2,000,000  Term loan, maturing March 31, 2007                  $  2,010,000
-----------------------------------------------------------------------------
                                                                 $  2,010,000
-----------------------------------------------------------------------------
 Food Wholesalers -- 0.7%
-----------------------------------------------------------------------------
             CP Kelco U.S., Inc.
$ 1,687,500  Term loan, maturing March 31, 2008                  $  1,641,516
    562,500  Term loan, maturing September 30, 2008                   547,172
-----------------------------------------------------------------------------
                                                                 $  2,188,688
-----------------------------------------------------------------------------
 Food, Beverages & Tobacco -- 2.6%
-----------------------------------------------------------------------------
             Del Monte Corporation
$ 1,554,005  Term loan, maturing March 31, 2005                  $  1,559,833
             Domino's Inc.
    516,530  Term loan, maturing December 21, 2006                    519,040
    517,612  Term loan, maturing December 21, 2007                    520,128
             Fleming Companies, Inc.
  2,872,725  Term loan, maturing July 25, 2004                      2,772,180
             New World Pasta
    851,500  Term loan, maturing January 28, 2006                     795,443
             Pabst Brewing Company
    694,997  Term loan, maturing April 30, 2004                       674,147
             Sweeteners Holdings, Inc.
  1,500,000  Term loan, maturing June 30, 2008                      1,488,750
-----------------------------------------------------------------------------
                                                                 $  8,329,521
-----------------------------------------------------------------------------
 Health Care - Equipment & Supplies -- 2.4%
-----------------------------------------------------------------------------
             Charles River Laboratories, Inc.
$   630,000  Term loan, maturing October 13, 2007                $    632,363
             Conmed Corporation
  1,981,250  Term loan, maturing December 31, 2005                  1,943,275
             Dade Behring Holdings, Inc.
    985,000  Term loan, maturing June 30, 2005                        682,464
    985,000  Term loan, maturing June 30, 2006                        682,464
             Fisher Scientific International Inc
  1,006,911  Term loan, maturing January 21, 2007                   1,009,609
  1,463,359  Term loan, maturing January 21, 2007                   1,467,280
             Stryker Corporation
    870,908  Term loan, maturing December 10, 2005                    875,861
    628,961  Term loan, maturing December 10, 2006                    632,537
-----------------------------------------------------------------------------
                                                                 $  7,925,853
-----------------------------------------------------------------------------
 Health Care - Providers & Services -- 3.4%
-----------------------------------------------------------------------------
             Community Health Systems, Inc.
$ 2,500,000  Term loan, maturing December 31, 2005               $  2,485,490
             FHC Health Systems, Inc.
    943,780  Term loan, maturing April 30, 2005                       896,591
    943,780  Term loan, maturing April 30, 2006                       896,591
             Mariner Post-Acute Network (f/k/a Paragon)
  2,340,479  Term loan, maturing March 31, 2005*                      882,361
  2,340,479  Term loan, maturing March 31, 2006*                      882,361
             Quest Diagnostics, Inc.
    988,209  Term loan, maturing August 16, 2005                      991,143
    947,929  Term loan, maturing August 16, 2006                      950,744
             Sybron Dental Management
  1,000,000  Term loan, maturing November 28, 2007                    995,030
  1,000,000  Term loan, maturing November 28, 2007                    995,030
             Team Health
    946,667  Term loan, maturing March 12, 2006                       944,892
-----------------------------------------------------------------------------
                                                                 $ 10,920,233
-----------------------------------------------------------------------------
 Hotels -- 2.1%
-----------------------------------------------------------------------------
             Extended Stay America
$   990,000  Term loan, maturing December 31, 2005               $    995,156
             Starwood Hotels & Resorts
  3,000,000  Term loan, maturing February 23, 2003                  3,008,439
             Wyndham International, Inc.
  1,898,462  Term loan, maturing June 30, 2004                      1,892,134
  1,000,000  Term loan, maturing June 30, 2006                        990,625
-----------------------------------------------------------------------------
                                                                 $  6,886,354
-----------------------------------------------------------------------------
 Household Furnishings & Appliances -- 2.0%
-----------------------------------------------------------------------------
             Sealy Mattress Company
$ 1,119,726  Term loan, maturing December 15, 2004               $  1,122,058
    806,883  Term loan, maturing December 15, 2005                    808,984
  1,031,254  Term loan, maturing December 15, 2006                  1,033,402
             Simmons Company
    698,783  Term loan, maturing October 30, 2005                     700,946
  1,574,153  Term loan, maturing October 30, 2006                   1,574,350
             Sleepmaster, LLC
  1,340,248  Term loan, maturing December 31, 2006                  1,340,248
-----------------------------------------------------------------------------
                                                                 $  6,579,988
-----------------------------------------------------------------------------
 Household Products -- 2.5%
-----------------------------------------------------------------------------
             Samsonite Corporation
$ 1,979,695  Term loan, maturing June 24, 2006                   $  1,942,576
             The Imperial Decor Home Group, Inc.
    645,308  Term loan, maturing March 12, 2004*                       74,210
    747,180  Revolving loan, maturing March 12, 2004*                  85,926
  1,145,547  Term loan, maturing March 12, 2005*                      131,738
    447,714  Term loan, maturing March 12, 2006*                       51,487
             The Scotts Company
  3,000,000  Term loan, maturing December 31, 2007                  3,017,061
             United Industries Corporation
    905,852  Term loan, maturing January 20, 2006                     866,374
             Werner Holding Co.
  1,954,660  Term loan, maturing November 30, 2004                  1,940,977
-----------------------------------------------------------------------------
                                                                 $  8,110,349
-----------------------------------------------------------------------------
 Insurance -- 1.5%
-----------------------------------------------------------------------------
             Acordia, Inc.
$ 1,882,084  Term loan, maturing December 31, 2004               $  1,877,379
             Willis Corroon Corporation
    945,000  Term loan, maturing February 19, 2007                    944,557
    959,613  Term loan, maturing February 19, 2008                    960,813
    959,613  Term loan, maturing August 19, 2008                      960,813
-----------------------------------------------------------------------------
                                                                 $  4,743,562
-----------------------------------------------------------------------------
 Leisure Equipment & Products -- 0.3%
-----------------------------------------------------------------------------
             Bell Sports, Inc.
$ 1,000,000  Term loan, maturing March 30, 2007                  $    995,000
-----------------------------------------------------------------------------
                                                                 $    995,000
-----------------------------------------------------------------------------
 Machinery -- 1.5%
-----------------------------------------------------------------------------
              Flowserve Corporation
$  2,500,000  Term loan, maturing June 30, 2008                  $  2,497,395
              Thermadyne MFG LLC
   1,428,492  Term loan, maturing May 22, 2005                      1,258,263
   1,428,492  Term loan, maturing May 22, 2006                      1,258,263
-----------------------------------------------------------------------------
                                                                 $  5,013,921
-----------------------------------------------------------------------------
 Manufacturing -- 7.7%
-----------------------------------------------------------------------------
             Advanced Glassfiber Yarns LLC
$ 1,550,855  Term loan, maturing September 30, 2005              $  1,552,309
             Alliance Laundry Holdings LLC.
  1,995,000  Term loan, maturing September 30, 2005                 1,945,125
             Citation Corporation
    998,810  Term loan, maturing December 1, 2007                     980,706
             Dayton Superior Corporation
  1,625,000  Term loan, maturing September 29, 2005                 1,631,094
             Mueller Group, Inc.
    493,750  Term loan, maturing August 17, 2006                      495,756
    493,750  Term loan, maturing August 17, 2007                      495,833
             Neenah Foundry Company
  2,891,715  Term loan, maturing September 30, 2005                 2,747,129
             Panavision International, L.P.
  4,727,973  Term loan, maturing March 31, 2005                     4,367,465
             Panolam Industries, Inc.
    975,333  Term loan, maturing December 31, 2006                    975,943
             Polypore Incorporated
    995,000  Term loan, maturing December 31, 2006                    996,244
             SPX Corporation
  1,985,000  Term loan, maturing December 31, 2006                  1,991,824
             Synthetic Industries, Inc.
  1,000,000  Term loan, maturing December 30, 2007                    970,000
             Tokheim Corporation
    205,019  Revolving loan, maturing December 5, 2005                205,019
    795,603  Term loan, maturing December 5, 2005                     795,603
  1,425,980  Term loan, maturing December 5, 2005                   1,425,980
  1,634,419  Term loan (PIK), maturing December 5, 2005               866,242
  2,970,000  Term loan, maturing December 31, 2007                  2,843,775
-----------------------------------------------------------------------------
                                                                 $ 25,286,047
-----------------------------------------------------------------------------
 Metals & Mining -- 0.3%
-----------------------------------------------------------------------------
             Handy & Harman
$   975,803  Term loan, maturing July 30, 2006                   $    973,161
-----------------------------------------------------------------------------
                                                                 $    973,161
-----------------------------------------------------------------------------
 Office Equipment & Supplies -- 1.0%
-----------------------------------------------------------------------------
             Buhrmann, Inc.
$   902,996  Term loan, maturing December 31, 2007               $    905,184
             Iron Mountain, Inc.
  1,997,500  Term loan, maturing February 28, 2006                  2,014,443
             U.S. Office Products
    668,204  Term loan, maturing June 9, 2006                         425,646
-----------------------------------------------------------------------------
                                                                 $  3,345,273
-----------------------------------------------------------------------------
 Paper & Forest Products -- 1.2%
-----------------------------------------------------------------------------
             Bear Island Paper Company, LLC
$ 1,308,705  Term loan, maturing December 31, 2005               $  1,262,900
             Pacifica Papers, Inc.
  2,716,212  Term loan, maturing March 5, 2006                      2,733,188
-----------------------------------------------------------------------------
                                                                 $  3,996,088
-----------------------------------------------------------------------------
 Pharmaceuticals & Biotechnology -- 2.0%
-----------------------------------------------------------------------------
             Advance Paradigm, Inc.
$ 1,500,000  Term loan, maturing September 30, 2007              $  1,506,095
             Alliance Imaging, Inc.
    559,702  Term loan, maturing December 18, 2004                    552,705
    690,299  Term loan, maturing December 18, 2005                    681,670
             Bergen Brunswig Corporation
  2,532,534  Term loan, maturing October 19, 2001                   2,534,909
             Shire Pharmaceuticals
  1,000,000  Term loan, maturing December 31, 2005                    996,250
-----------------------------------------------------------------------------
                                                                 $  6,271,629
-----------------------------------------------------------------------------
 Publishing & Printing -- 5.1%
-----------------------------------------------------------------------------
             American Media Operations Inc.
$ 1,000,000  Term loan, maturing April 1, 2007                   $  1,004,688
  1,000,000  Term loan, maturing April 1, 2007                      1,004,688
             Liberty Group Operating, Inc.
  1,990,000  Term loan, maturing April 30, 2007                     1,996,219
             Merrill Corporation
    990,000  Term loan, maturing November 15, 2007                    919,463
             Morris Communications Corporation
  1,937,775  Term loan, maturing June 30, 2005                      1,930,508
             Primedia Inc.
  2,475,000  Term loan, maturing June 30, 2004                      2,470,617
             R.H. Donnelley Inc.
  1,388,889  Term loan, maturing December 5, 2005                   1,378,472
  1,111,111  Term loan, maturing December 5, 2006                   1,102,778
             Reiman Publications
  1,847,709  Term loan, maturing November 30, 2005                  1,858,873
             The Sheridan Group, Inc.
    985,424  Term loan, maturing January 30, 2005                     985,129
             Von Hoffman Press, Inc.
    689,376  Term loan, maturing May 30, 2004                         680,544
  1,245,881  Term loan, maturing May 30, 2005                       1,229,919
-----------------------------------------------------------------------------
                                                                 $ 16,561,898
-----------------------------------------------------------------------------
 Real Estate -- 5.9%
-----------------------------------------------------------------------------
             622 Third Ave Company LLC
$ 2,000,000  Term loan, maturing May 9, 2003                     $  2,000,000
             AIMCO Properties, L.P.
    907,550  Term loan, maturing July 31, 2004                        909,251
             American Tower, L.P.
  2,000,000  Term loan, maturing December 31, 2007                  2,012,020
             Crescent Real Estate Funding VIII
  1,467,754  Term loan, maturing May 30, 2008                       1,472,340
             Crown Castle Operating Company
  4,700,000  Term loan, maturing March 31, 2008                     4,725,460
             HQ Global Workplaces, Inc.
  1,498,499  Term loan, maturing December 31, 2005                  1,476,021
             Lennar Corporation
  1,995,000  Term loan, maturing May 2, 2007                        2,000,819
             Spectrasite Communications, Inc.
  1,000,000  Term loan, maturing June 30, 2006                      1,002,375
             Starwood Walden LLC
  3,500,000  Term loan, maturing June 30, 2003                      3,447,500
-----------------------------------------------------------------------------
                                                                 $ 19,045,786
-----------------------------------------------------------------------------
 Restaurants -- 0.7%
-----------------------------------------------------------------------------
             Applebee's International, Inc.
$ 2,203,289  Term loan, maturing March 31, 2006                  $  2,204,666
-----------------------------------------------------------------------------
                                                                 $  2,204,666
-----------------------------------------------------------------------------
 Retail - Food & Drug -- 2.4%
-----------------------------------------------------------------------------
             Duane Reade Inc.
$   484,828  Term loan, maturing February 15, 2006               $    484,980
             Pathmark Stores, Inc.
  2,497,917  Term loan, maturing July 15, 2007                      2,483,554
             Rite Aid Funding, LLC
  3,000,000  Term loan, maturing August 1, 2002                     2,970,000
             Shoppers Acquisition Corporation
    969,956  Term loan, maturing March 30, 2008                       974,069
    969,956  Term loan, maturing March 30, 2009                       974,069
-----------------------------------------------------------------------------
                                                                 $  7,886,672
-----------------------------------------------------------------------------
 Retail - Multiline -- 0.8%
-----------------------------------------------------------------------------
             Service Merchandise
$ 2,500,000  Term loan, maturing April 14, 2004                  $  2,502,639
-----------------------------------------------------------------------------
                                                                 $  2,502,639
-----------------------------------------------------------------------------
 Retail - Specialty -- 3.5%
-----------------------------------------------------------------------------
             Advanced Stores Company, Inc.
$ 2,000,000  Term loan, maturing April 15, 2006                  $  1,990,000
             Nebraska Book Company
  2,422,481  Term loan, maturing March 31, 2006                     2,410,368
             Petro Shopping Centers, L.P.
  1,975,000  Term loan, maturing July 31, 2006                      1,967,594
             Stage Stores, Inc.
  2,500,000  Term loan, maturing June 2, 2003                       2,494,640
             Travelcenters of America, Inc.
  2,500,000  Term loan, maturing November 8, 2008                   2,516,145
-----------------------------------------------------------------------------
                                                                 $ 11,378,747
-----------------------------------------------------------------------------
 Road & Rail -- 1.4%
-----------------------------------------------------------------------------
             Kansas City Southern Industries, Inc.
$ 2,000,000  Term loan, maturing December 29, 2006               $  2,013,438
             MTL
  1,629,577  Term loan, maturing August 28, 2005                    1,521,618
  1,251,801  Term loan, maturing February 28, 2006                  1,168,869
-----------------------------------------------------------------------------
                                                                 $  4,703,925
-----------------------------------------------------------------------------
 Semiconductor Equipment & Products -- 0.5%
-----------------------------------------------------------------------------
             Semiconductor Components Industries, LLC
$   722,222  Term loan, maturing August 4, 2006                  $    724,028
    777,778  Term loan, maturing August 4, 2007                       779,722
-----------------------------------------------------------------------------
                                                                 $  1,503,750
-----------------------------------------------------------------------------
 Telecommunications - Wireline -- 2.7%
-----------------------------------------------------------------------------
             Alec Holdings, Inc.
$   750,000  Term loan, maturing November 30, 2006               $    749,063
    750,000  Term loan, maturing November 30, 2007                    749,063
             Cincinnati Bell, Inc.
  3,000,000  Term loan, maturing December 31, 2005                  3,007,707
             Davel Communications
  2,468,750  Term loan, maturing June 23, 2005*                       399,115
             Globenet Communication Holdings Ltd.
  1,000,000  Term loan, maturing September 30, 2005                   987,500
             MJD Communications
  2,969,543  Term loan, maturing March 31, 2006                     2,962,119
-----------------------------------------------------------------------------
                                                                 $  8,854,567
-----------------------------------------------------------------------------
 Telecommunications - Wireless -- 10.1%
-----------------------------------------------------------------------------
             American Cellular Corporation
$   700,000  Term loan, maturing March 31, 2007                  $    700,043
  1,800,000  Term loan, maturing March 31, 2008                     1,800,000
             Centennial Cellular Corp.
  1,212,662  Term loan, maturing November 30, 2006                  1,214,621
  1,212,626  Term loan, maturing November 30, 2007                  1,214,900
             Cook Inlet/ Voicestream Operating Co. LLC
  1,500,000  Term loan, maturing December 31, 2008                  1,515,000
             Dobson Operating Company
  1,980,000  Term loan, maturing December 31, 2007                  1,981,443
             Microcell Connexions
  3,000,000  Term loan, maturing December 30, 2005                  3,000,939
             Nextel Communications, Inc.
  2,000,000  Term loan, maturing June 30, 2008                      2,006,518
  2,000,000  Term loan, maturing December 30, 2008                  2,006,518
  1,000,000  Term loan, maturing March 31, 2009                       994,574
             Rural Cellular Corporation
  1,000,000  Term loan, maturing April 6, 2008                        997,813
  1,000,000  Term loan, maturing April 6, 2009                        997,813
             Sygnet Operating Company (Dobson)
    451,272  Term loan, maturing March 31, 2007                       449,056
    316,247  Term loan, maturing December 23, 2007                    314,765
             Tritel Holding Corp.
  2,000,000  Term loan, maturing December 31, 2007                  2,004,376
             Voicestream PCS Holdings, LLC
  4,088,889  Term loan, maturing December 31, 2008                  4,047,804
    900,000  Term loan, maturing June 30, 2009                        892,125
             Western Wireless
  5,000,000  Term loan, maturing September 30, 2008                 5,019,195
             Winstar Communications, Inc.
  2,000,000  Term loan, maturing September 30, 2007                 1,888,735
-----------------------------------------------------------------------------
                                                                 $ 33,046,238
-----------------------------------------------------------------------------
 Textiles & Apparel -- 2.1%
-----------------------------------------------------------------------------
             Globe Manufacturing Corp
$ 3,880,500  Term loan, maturing July 31, 2006*                  $  2,716,350
             Joan Fabrics Corporation
  1,337,769  Term loan, maturing June 30, 2005                      1,303,488
  1,999,233  Term loan, maturing June 30, 2006                      1,948,003
             The William Carter Company
    978,723  Term loan, maturing October 31, 2003                     979,132
-----------------------------------------------------------------------------
                                                                 $  6,946,973
-----------------------------------------------------------------------------
 Theaters -- 0.6%
-----------------------------------------------------------------------------
             Edwards Megaplex Holdings, LLC
$ 1,000,000  Term loan, maturing August 25, 2006*                $    900,000
             Hollywood Theater Holdings, Inc.
    985,000  Term loan, maturing March 31, 2006*                      945,600
-----------------------------------------------------------------------------
                                                                 $  1,845,600
-----------------------------------------------------------------------------
 Utilities -- 0.9%
-----------------------------------------------------------------------------
             Western Resources Inc.
$ 1,000,000  Term loan, maturing March 17, 2003                  $  1,007,500
  2,000,000  Term loan, maturing March 17, 2003                     2,015,000
-----------------------------------------------------------------------------
                                                                 $  3,022,500
-----------------------------------------------------------------------------
 Total Senior, Floating-Rate Loan Interests
   (identified cost $409,801,535)                                $393,926,255

 Corporate Bonds & Notes -- 10.2%

 Principal
 Amount
 (000's omitted)       Security                                         Value
-----------------------------------------------------------------------------
 Apparel -- 0.3%
-----------------------------------------------------------------------------
             William Carter Co., Sr. Sub. Notes
$     1,000  10.375%, 12/1/06                                    $    975,000
-----------------------------------------------------------------------------
                                                                 $    975,000
-----------------------------------------------------------------------------
 Auto and Parts -- 0.1%
-----------------------------------------------------------------------------
              J.L. French Automotive Casting
      $  750  11.50%, 6/1/09                                     $    408,750
-----------------------------------------------------------------------------
                                                                 $    408,750
-----------------------------------------------------------------------------
 Broadcasting and Cable -- 1.3%
-----------------------------------------------------------------------------
             Golden Sky Systems
$     1,000  12.375%, 8/1/06                                     $  1,020,000
             NTL, Inc.
        500  11.50%, 10/1/08                                          443,750
             Pegasus Commerce
      1,000  9.75%, 12/1/06                                           935,000
             Telewest PLC
      1,000  11.25%, 11/1/08                                          897,500
             United Pan Europe Communications, Sr. Notes
        500  11.25%, 2/1/10                                           325,000
             United Pan-Europe Communications NV, Sr. Notes
      1,000  10.875%, 8/1/09                                          645,000
-----------------------------------------------------------------------------
                                                                 $  4,266,250
-----------------------------------------------------------------------------
 Business Services - Miscellaneous -- 0.0%
 -----------------------------------------------------------------------------
            Richmont Marketing Special, Sr. Sub Notes
      1,000  10.125%, 12/15/07                                         75,000
-----------------------------------------------------------------------------
                                                                 $     75,000
-----------------------------------------------------------------------------
 Business Services - Rental & Leasing -- 0.3%
-----------------------------------------------------------------------------
             Anthony Crane Rentals, Sr. Notes
$       500  10.375%, 8/1/08                                     $    193,125
             NationsRent, Inc., Sr. Sub. Notes
      1,000  10.375%, 12/15/08                                        385,000
             Neff Corp., Sr. Sub. Notes
        750  10.25%, 6/1/08                                           333,750
-----------------------------------------------------------------------------
                                                                 $    911,875
-----------------------------------------------------------------------------
 Chemicals -- 0.3%
-----------------------------------------------------------------------------
             Georgia Gulf Corp.
$     1,000  10.375%, 11/1/07                                    $    940,000
-----------------------------------------------------------------------------
                                                                 4    940,000
-----------------------------------------------------------------------------
 Communications Services -- 0.3%
-----------------------------------------------------------------------------
             Covad Communication Group, Sr. Notes
$       500  12.00%, 2/15/10                                     $    117,500
             Exodus Communications, Inc., Sr. Notes
      1,000  11.625%, 7/15/10(1)                                      895,000
-----------------------------------------------------------------------------
                                                                 $  1,012,500
-----------------------------------------------------------------------------
 Consumer Manufacturing - Non-durable -- 0.1%
-----------------------------------------------------------------------------
             Viasystems, Inc., Sr. Sub. Notes
$       600  9.75%, 6/1/07                                       $    478,500
-----------------------------------------------------------------------------
                                                                 $    478,500
-----------------------------------------------------------------------------
 Consumer Products -- 0.1%
-----------------------------------------------------------------------------
             Glenoit Corp., Sr. Sub. Notes*
$       500  11.00%, 4/15/07                                     $     61,875
             Polaroid Corp.
        750  11.50%, 2/15/06                                          416,250
-----------------------------------------------------------------------------
                                                                 $    478,125
-----------------------------------------------------------------------------
 Containers and Packaging -- 0.3%
-----------------------------------------------------------------------------
             Consumers International, Inc., Sr. Notes
$       500  10.25%, 4/1/05                                      $     52,500
             Stone Container Corp., 1st Mtg. Notes
      1,000  10.75%, 10/1/02                                        1,021,250
-----------------------------------------------------------------------------
                                                                 $  1,073,750
-----------------------------------------------------------------------------
 Entertainment -- 0.3%
-----------------------------------------------------------------------------
             Premier Parks, Inc.
$     1,000  9.75%, 6/15/07                                           975,000
-----------------------------------------------------------------------------
                                                                 $    975,000
-----------------------------------------------------------------------------
 Foods -- 0.3%
-----------------------------------------------------------------------------
             B & G Foods, Inc., Sub. Notes
$       300  9.625%, 8/1/07                                      $    194,250
             Del Monte Corp., Sr. Notes
        651  12.25%, 4/15/07                                          693,315
-----------------------------------------------------------------------------
                                                                 $    887,565
-----------------------------------------------------------------------------
 Furniture and Appliances -- 0.1%
-----------------------------------------------------------------------------
             Fedders North America
$       500  9.375%, 8/15/07                                     $    432,500
-----------------------------------------------------------------------------
                                                                 $    432,500
-----------------------------------------------------------------------------
 Information Technology Services -- 0.1%
-----------------------------------------------------------------------------
             Psinet, Inc.
$     1,250  11.50%, 11/1/08                                    $     343,750
-----------------------------------------------------------------------------
                                                                 $    343,750
-----------------------------------------------------------------------------
 Lodging and Gaming -- 1.7%
-----------------------------------------------------------------------------
             Coast Hotels and Casino, Inc., Sr. Sub. Notes
$       500  9.50%, 4/1/09                                       $    486,875
             Hollywood Casino, Sr. Sub. Notes
      1,000  11.25%, 5/1/07                                         1,037,500
             Majestic Star Casino, LLC
      1,000  10.875%, 7/1/06                                          865,000
             Mandalay Resort Group, Sr. Sub Notes
      1,000  10.25%, 8/1/07                                           992,500
             MGM Grand, Inc.
      1,000  9.75%, 6/1/07                                          1,050,000
             Sun International Hotels, Sr. Sub. Notes
      1,000  9.00%, 3/15/07                                           930,000
-----------------------------------------------------------------------------
                                                                 $  5,361,875
-----------------------------------------------------------------------------
 Manufacturing -- 0.6%
-----------------------------------------------------------------------------
             Insilco Corp.
$     1,000  12.00%, 8/15/07                                     $    995,000
             Transdigm Inc.
      1,000  10.375%, 12/1/08                                         905,000
-----------------------------------------------------------------------------
                                                                 $  1,900,000
-----------------------------------------------------------------------------
 Oil and Gas - Equipment and Services -- 0.2%
-----------------------------------------------------------------------
             R&B Falcon Corp.
$       500  9.50%, 12/15/08                                     $    547,500
-----------------------------------------------------------------------------
                                                                 $    547,500
-----------------------------------------------------------------------------
 Oil and Gas - Refining -- 0.3%
-----------------------------------------------------------------------------
             Western Natural Gas
$     1,000  10.00%, 6/15/09                                     $  1,050,000
-----------------------------------------------------------------------------
                                                                 $  1,050,000
-----------------------------------------------------------------------------
 Printing and Business Products -- 0.4%
----------------------------------------------------------------
             MDC Communications Corp., Sr. Sub. Notes
$     1,250  10.50%, 12/1/06                                     $  1,143,750
-----------------------------------------------------------------------------
                                                                 $  1,143,750
-----------------------------------------------------------------------------
 Publishing -- 0.5%
-----------------------------------------------------------------------------
             American Lawyer Media
$     1,000  9.75%, 12/15/07                                     $    880,000
             Von Hoffman Press, Inc., Sr. Sub. Notes
        750  10.875%, 5/15/07(1)                                      648,750
-----------------------------------------------------------------------------
                                                                 $  1,528,750
-----------------------------------------------------------------------------
 Restaurants -- 0.2%
-----------------------------------------------------------------------------
             AFC Enterprises, Inc., Sr. Sub Notes
$       550  10.25%, 5/15/07                                     $    519,750
-----------------------------------------------------------------------------
                                                                 $    519,750
-----------------------------------------------------------------------------
 Retail - Food and Drug -- 0.3%
-----------------------------------------------------------------------------
             Pantry, Inc., Sr. Sub. Notes
$     1,000  10.25%, 10/15/07                                    $    945,000
-----------------------------------------------------------------------------
                                                                 $    945,000
-----------------------------------------------------------------------------
 Services -- 0.3%
-----------------------------------------------------------------------------
             Kindercare Learning Centers, Inc., Sr. Sub. Notes
$     1,000  9.50%, 2/15/09                                      $    905,000
-----------------------------------------------------------------------------
                                                                 $    905,000
-----------------------------------------------------------------------------
 Transportation -- 0.2%
-----------------------------------------------------------------------------
             Pacer International, Inc.
$       750  11.75%, 6/1/07                                      $    708,750
-----------------------------------------------------------------------------
                                                                 $    708,750
-----------------------------------------------------------------------------
 Wireless Communication Services -- 0.2%
-----------------------------------------------------------------------------
             Dobson/Signet Communications Corp.
$       625  12.25%, 12/15/08                                    $    618,750
-----------------------------------------------------------------------------
                                                                 $    618,750
-----------------------------------------------------------------------------
 Wireline Communication Services - 1.4%
-----------------------------------------------------------------------------
             Esprit Telecom Group PLC, Sr. Notes*
$     1,000  11.50%, 12/15/07                                    $     15,000
             Primus Telecom Group, Sr. Notes
      1,000  11.25%, 1/15/09                                          275,000
             Versatel Telecom BV, Sr. Notes
      1,500  11.875%, 7/15/09                                         907,500
             Viatel, Inc., Sr. Notes
      1,000  11.50%, 3/15/09                                          310,000
             Level 3 Communications, Inc., Sr. Notes
      1,000  9.125%, 5/1/08                                           812,500
             Metromedia Fiber Network, Sr. Notes
        500  10.00%, 11/15/08                                         417,500
        500  10.00%, 12/15/09                                         417,500
             Nextlink Communications, Sr. Notes
        750  10.50%, 12/1/09                                          603,750
             Williams Communications Group, Inc., Sr. Notes
      1,000  10.875%, 10/1/09                                         750,000
-----------------------------------------------------------------------------
                                                                 $  4,508,750
-----------------------------------------------------------------------------
 Total Corporate Bonds & Notes
   (identified cost $43,453,548)                                 $ 32,996,440
-----------------------------------------------------------------------------

 Common Stocks and Warrants -- 1.2%


 Shares/Warrants       Security
-----------------------------------------------------------------------------
        474  Environmental Systems Products Hldgs (Series A)
               Preferred Stock*                                  $    119,519
      2,992  Environmental Systems Products Hldgs Common
               Stock*                                                       0
        163  Tokheim Stock (Series A) Preferred Stock*                      0
     11,087  Tokheim Stock Warrants*                                        0
    500,000  VanKanpen Senior Income Trust                          3,781,250
-----------------------------------------------------------------------------
 Total Common Stocks and Warrants
     (identified cost, $4,236,169)                               $  3,900,769
-----------------------------------------------------------------------------

 Commercial Paper -- 3.5%

 Principal Amount
-----------------------------------------------------------------------------
             Corporate Receivables Corp.
$11,200,000  6.53%, 1/2/01                                       $ 11,197,969
-----------------------------------------------------------------------------
 Total Commercial Paper
   (amortized cost, $11,197,969)                                 $ 11,197,969
-----------------------------------------------------------------------------
 Total Investments 135.9%
   (identified cost, $468,689,221)                               $442,021,433
-----------------------------------------------------------------------------
Other Assets, Less Liabilities -- (35.9%)                        $116,673,450
-----------------------------------------------------------------------------
Net Assets -- 100.0%                                             $325,347,983
-----------------------------------------------------------------------------
(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2) Senior secured floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at the election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have an expected average life of approximately three years.
*   Non-income producing.

Note: At December 31, 2000, the Trust had unfunded commitments amounting to $ 5,156,706 under various revolving credit agreements.

                       See notes to financial statements

Eaton Vance Senior Income Trust as of December 31, 2000

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2000

ASSETS
---------------------------------------------------------------------------
Investments, at value
  (identified cost, $468,689,221)                             $ 442,021,433
Cash                                                              7,207,019
Receivable for investments sold                                     384,170
Dividends and interest receivable                                   888,850
Prepaid expenses                                                     75,513
---------------------------------------------------------------------------
Total assets                                                  $ 450,576,985
---------------------------------------------------------------------------

LIABILITIES
---------------------------------------------------------------------------
Amounts due under commercial paper program                    $ 121,000,000
Dividends payable                                                 2,781,352
Deferred facility fee income                                        301,827
Miscellaneous liabilities                                           137,066
Payable to affiliate for Trustees' fees                               4,776
Accrued expenses:
  Interest                                                          775,058
  Operating expense                                                 228,923
---------------------------------------------------------------------------
Total liabilities                                             $ 125,229,002
---------------------------------------------------------------------------
Net Assets for 35,660,000 shares of beneficial
  interest outstanding                                        $ 325,347,983
---------------------------------------------------------------------------

SOURCES OF NET ASSETS
---------------------------------------------------------------------------
Paid-in capital                                               $ 355,878,889
Accumulated distributions in excess of net realized gain
  (computed on the basis of identified cost)                     (4,021,781)
Accumulated undistributed net investment income                     158,663
Net unrealized depreciation (computed on the basis
   of identified cost)                                          (26,667,788)
---------------------------------------------------------------------------
Total                                                         $ 325,347,983
---------------------------------------------------------------------------

NET ASSET VALUE
---------------------------------------------------------------------------
($325,347,983 / 35,660,000 shares of beneficial interest
  outstanding)                                                      $  9.12
---------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Senior Income Trust as of December 31, 2000

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED
DECEMBER 31, 2000

INVESTMENT INCOME
---------------------------------------------------------------------------
Interest                                                      $  23,830,177
Dividends                                                           252,503
Facility fees earned                                                287,796
Miscellaneous                                                        15,499
---------------------------------------------------------------------------
Total investment income                                       $  24,385,975
---------------------------------------------------------------------------

EXPENSES
---------------------------------------------------------------------------
Investment adviser fee                                        $   2,035,665
Administration fee                                                  598,671
Trustees fees and expenses                                            7,750
Interest                                                          4,664,544
Custodian fee                                                        97,142
Legal and accounting services                                        90,132
Printing and postage                                                 64,734
Loan program structuring expense                                     42,136
Transfer and dividend disbursing agent fees                          34,515
Registration fees                                                    16,302
Miscellaneous                                                       218,212
---------------------------------------------------------------------------
Total expenses                                                $   7,869,803
---------------------------------------------------------------------------
Net investment income                                         $  16,516,172
---------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
---------------------------------------------------------------------------
Net realized gain (loss) --
  Investment transactions (identified cost basis)             $  (2,657,310)
---------------------------------------------------------------------------
Net realized loss                                             $  (2,657,310)
---------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
  Investments (identified cost basis)                         $ (19,199,742)
---------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)          $ (19,199,742)
---------------------------------------------------------------------------
Net realized and unrealized loss                              $ (21,857,052)
---------------------------------------------------------------------------
Net decrease in net assets from operations                    $  (5,340,880)
---------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Senior Income Trust as of December 31, 2000

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                    SIX MONTHS ENDED          YEAR ENDED
IN NET ASSETS                                          DECEMBER 31, 2000        JUNE 30, 2000
-----------------------------------------------------------------------------------------------
From operations --
  Net investment income                                 $   16,516,172            $  30,956,473
  Net realized loss                                         (2,657,310)              (1,240,715)
  Net change in unrealized appreciation
    (depreciation)                                         (19,199,742)              (8,344,561)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
  operations                                            $   (5,340,880)           $  21,371,197
-----------------------------------------------------------------------------------------------
Distributions to shareholders --
  From net investment income                            $  (19,113,760)           $ (30,851,144)
  In excess of net realized gains                                  --                  (422,676)
-----------------------------------------------------------------------------------------------
Total distributions to shareholders                     $  (19,113,760)           $ (31,273,820)
-----------------------------------------------------------------------------------------------
Net decrease in net assets                              $  (24,454,640)           $  (9,902,623)
-----------------------------------------------------------------------------------------------

NET ASSETS
-----------------------------------------------------------------------------------------------
At beginning of period                                  $  349,802,623            $ 359,705,246
-----------------------------------------------------------------------------------------------
At end of period                                        $  325,347,983            $ 349,802,623
-----------------------------------------------------------------------------------------------

ACCUMULATED UNDISTRIBUTED
NET INVESTMENT INCOME
INCLUDED IN NET ASSETS
-----------------------------------------------------------------------------------------------
At end of period                                        $      158,663            $   2,756,251
-----------------------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Senior Income Trust as of December 31, 2000

STATEMENT OF CASH FLOWS
                                                             SIX MONTHS ENDED
INCREASE (DECREASE) IN CASH                                 DECEMBER 31, 2000
-----------------------------------------------------------------------------
Cash Flows From (Used For) Operating Activities --
  Purchases of loan interests and corporate bonds               $(127,773,435)
  Proceeds from sales and principal repayments                    127,115,368
  Interest and dividends received                                  27,417,998
  Facility fees paid                                                 (697,724)
  Miscellaneous income received                                        11,749
  Interest paid                                                    (4,596,854)
  Operating expenses paid                                          (3,191,800)
  Net decrease in short-term investments                            7,501,953
-----------------------------------------------------------------------------
Net cash from operating activities                              $  25,787,255
-----------------------------------------------------------------------------
Cash Flows From (Used For) Financing Activities --
  Cash distributions paid                                       $ (16,445,048)
  Net decrease in amounts due under commercial paper program       (8,000,000)
-----------------------------------------------------------------------------
Net cash used for financing activities                          $ (24,445,048)
-----------------------------------------------------------------------------
Net increase in cash                                            $   1,342,207
-----------------------------------------------------------------------------
Cash at beginning of period                                     $   5,864,812
-----------------------------------------------------------------------------
Cash at end of period                                           $   7,207,019
-----------------------------------------------------------------------------

RECONCILIATION OF NET DECREASE IN NET ASSETS
FROM OPERATIONS TO NET CASH FROM
OPERATING ACTIVITIES
-----------------------------------------------------------------------------
Net decrease in net assets from operations                      $  (5,340,880)
Decrease in receivable from investments sold                          675,913
Decrease in dividends and interest receivable                       3,745,429
Increase in prepaid expenses                                          (26,066)
Decrease in deferred facility fee income                           (1,004,630)
Decrease in miscellaneous liability                                    (3,750)
Decrease in payable to affiliate                                       (1,801)
Increase in accrued expenses                                          109,016
Decrease in payable for investments purchased                      (2,575,625)
Net decrease in investments                                        30,209,649
-----------------------------------------------------------------------------
Net cash from operating activities                              $  25,787,255
-----------------------------------------------------------------------------


                       See notes to financial statements

Eaton Vance Senior Income Trust as of December 31, 2000

FINANCIAL HIGHLIGHTS

                                                                                         YEAR ENDED JUNE 30,
                                                     SIX MONTHS ENDED       ----------------------------------------------
                                                     DECEMBER 31, 2000            2000                 1999(1)(2)
--------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period                    $  9.810              $ 10.090               $ 10.000
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from operations
--------------------------------------------------------------------------------------------------------------------------
Net investment income                                     $  0.463              $  0.868               $  0.539
Net realized and unrealized gain (loss)                     (0.617)               (0.271)                 0.036
--------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                       $ (0.154)             $  0.597               $  0.575
--------------------------------------------------------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------------------------------------------------------
From net investment income                                $ (0.536)             $ (0.865)              $ (0.465)
In excess of net realized gain                                 --                 (0.012)                 --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                       $ (0.536)             $ (0.877)              $ (0.465)
--------------------------------------------------------------------------------------------------------------------------
Offering costs charged to paid-in capital                 $  --                 $  --                  $ (0.020)
--------------------------------------------------------------------------------------------------------------------------
Net asset value -- End of period                          $  9.120              $  9.810               $ 10.090
--------------------------------------------------------------------------------------------------------------------------
Market value -- End of period                             $  8.375              $  9.313               $ 10.000
--------------------------------------------------------------------------------------------------------------------------
Total Return(3)                                              (4.72)%                2.00%                  4.93%
--------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data+
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                 $325,348              $349,803               $359,705
Ratios (As a percentage of average daily net
assets):
  Net expenses                                               1.88%(4)               1.84%                  1.65%(4)
  Interest expense                                           2.74%(4)               2.41%                  2.02%(4)
  Total expense                                              4.62%(4)               4.25%                  3.67%
  Net investment income                                      9.69%(4)               8.73%                  8.17%(4)
Portfolio Turnover                                            28%                    63%                    27%
--------------------------------------------------------------------------------------------------------------------------
+ The operating expenses of the Trust may reflect a reduction of the investment adviser fee and the administration fee. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average daily net
assets):
  Expenses                                                                                                   1.97%(4)
  Interest expense                                                                                           2.02%(4)
  Net investment income                                                                                      7.85%(4)
  Net investment income per share                                                                        $  0.518
--------------------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.
(2) For the period from the start of business, October 30, 1998, to June 30, 1999.
(3) Total return is calculated assuming a purchase at market value on the first day and a sale at the market value on the last day of the period reported. Dividends and distributions, if any, are assumed reinvested on the reinvestment date. Total return is not computed on an annualized basis.
(4)  Annualized.

Eaton Vance Senior Income Trust as of December 31, 2000

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
--------------------------------------------------------------------------------
  Eaton Vance Senior Income Trust (the Trust) is an entity commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company.
  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuation -- The Trust's investments are primarily in interests in senior floating rate loans (Senior Loans). Certain Senior Loans are deemed liquid if reliable market quotations are readily available for them. The Trust's investment adviser, Eaton Vance Management (EVM), values liquid loans on the basis of prices furnished by a pricing service daily. Other Senior Loans are valued at fair value by EVM under procedures established by the Trustees as permitted by Section 2(a)(41) of the Investment Company Act of 1940. Such procedures include the consideration of relevant factors, data and information relating to fair value, including (i) the characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements and the position of the loan in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Trust's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on evaluations of its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan including price quotations for and trading in the Senior Loan and interests in similar loans and the market environment and investor attitudes towards the Senior Loan and interests in similar loans; (v) the reputation and financial condition of the agent and any intermediate participant in the loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan. Other portfolio securities (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sales price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps will be determined in accordance with a discounted present value formula and then confirmed by obtaining a bank quotation. Short-term obligations which mature in sixty days or less are valued at amortized cost, if their original term to maturity when acquired by the Trust was 60 days or less or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Trust was more than 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements are valued at cost plus accrued interest. Other portfolio securities for which there are no quotations or valuations are valued at fair value as determined in good faith by or on behalf of the Trustees.

  B Income -- Interest income from Senior Loans is recorded on the accrual basis at the then-current interest rate, while all other interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes. Facility fees received are recognized as income over the expected term of the loan.

  C Federal Taxes -- The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

  D Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Trust. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Trust maintains with IBT. All significant credit balances used to reduce the Trust's custodian fees are reported as a reduction of expenses on the Statement of Operations.

  E Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

  F Other -- Investment transactions are accounted for on the date the investments are purchased or sold. Gains and losses on securities sold are determined on the basis of identified cost.

2 Distributions to Shareholders
--------------------------------------------------------------------------------
  Distributions to shareholders are recorded on the ex-dividend date. The
  Trust distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
--------------------------------------------------------------------------------
  The agreement and Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional $0.01 par value shares of beneficial interest.

4 Investment Adviser Fee and Other Transactions with Affiliates
--------------------------------------------------------------------------------
  The investment adviser fee, computed at a monthly rate of 17/240 of 1% (0.85% annually) of the Trust's average weekly gross assets, was earned by EVM as compensation for management and investment advisory services rendered to the Trust. For the six months ended December 31, 2000, the fee was equivalent to 0.85% (annualized) of the Trust's average daily gross assets and amounted to $2,035,665. Except for Trustees of the Trust who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Trust out of such investment adviser fee. EVM also serves as the administrator of the Trust. An administration fee, computed at the monthly rate of 1/48 of 1% (0.25% annually) of the average weekly gross assets of the Trust, is paid to EVM for managing and administering business affairs of the Trust. For the six months ended December 31, 2000, the fee was equivalent to 0.25% (annualized) of the Trust's average daily gross assets for such period and amounted to $598,671.

  Certain officers and Trustees of the Trust are officers of the above organization.

5 Investment Transactions
--------------------------------------------------------------------------------
  The Trust invests primarily in Senior Loans. The ability of the issuers of the Senior Loans held by the Trust to meet their obligations may be affected by economic developments in a specific industry. The cost of purchases and the proceeds from principal repayments and sales of Senior Loans and corporate bonds aggregated $125,197,810 and $126,432,176, respectively, for the six months ended December 31, 2000.

6 Short-Term Debt and Credit Agreements
--------------------------------------------------------------------------------
  The Trust has entered into a revolving credit agreement that will allow the Trust to borrow $178 million to support the issuance of commercial paper and to permit the Trust to invest in accordance with its investment practices. Interest is charged under the revolving credit agreement at the bank's base rate or at an amount above either the bank's adjusted certificate of deposit rate or federal funds effective rate. Interest expense includes a commitment fee of approximately $136,000 which is computed at the annual rate of 0.15% on the unused portion of the revolving credit agreement. There were no significant borrowings under this agreement during the period. As of December 31, 2000, the Trust had commercial paper outstanding of $121,000,000, at an interest rate of 6.60%. Maximum and average borrowings for the six months ended December 31, 2000 were $136,000,000 and $134,000,000, respectively, and the average interest rate was 6.55%.

7 Federal Income Tax Basis of Investments
--------------------------------------------------------------------------------
  The cost and unrealized appreciation (depreciation) in value of the investments at December 31, 2000, as computed on a federal income tax basis, were as follows:

  Aggregate cost                                                  $468,689,221
  ----------------------------------------------------------------------------
  Gross unrealized appreciation                                   $  1,126,098
  Gross unrealized depreciation                                    (27,793,886)
  ----------------------------------------------------------------------------
  Net unrealized depreciation                                     $(26,667,788)
  ----------------------------------------------------------------------------

8 Annual Meeting of Shareholders (Unaudited)
--------------------------------------------------------------------------------
  The Fund held its annual meeting of Shareholders on October 26, 2000. 35,660,000 shares were outstanding on August 29, 2000, the record date for the shares eligible to vote at the meeting. 32,859,373 (92.15% of the record date shares) were represented at the meeting. The following actions were taken by the shareholders:
  Item 1: The election of Samuel L. Hayes, III and Norton H. Reamer as
  Trustees of the Trust.

                                       NUMBER OF
                                         SHARES
  NOMINEES FOR TRUSTEE                AFFIRMATIVE         WITHHELD
  ------------------------------------------------------------------
  Samuel L. Hayes                      32,658,926         200,438
  Norton H. Reamer                     32,667,149         192,225

  Item 2: The ratification of the selection of Deloitte & Touche LLP as independent auditors to the Trust for the fiscal year ending June 30, 2001.

                                                              NUMBER OF SHARES
  ----------------------------------------------------------------------------
  For                                                               32,526,911
  Against                                                               82,651
  Abstain                                                              249,812
  ----------------------------------------------------------------------------

Eaton Vance Senior Income Trust as of December 31, 2000

-------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------

To the Trustees and Investors of
Eaton Vance Senior Income Trust
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Eaton Vance Senior Income Trust
(the Trust) as of December 31, 2000, and the related statement of operations and cash flows for the six months then ended, the statement of changes in net assets for the six months then ended and the year ended June 30, 2000, and the financial highlights for the six months then ended and each of the years in the two year period ended June 30, 2000. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our procedures included confirmation of securities and Senior Loans owned at December 31, 2000 by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights, referred to above, present fairly, in all material respects, the financial position of Eaton Vance Senior Income Trust at December 31, 2000, and the results of its operations, the changes in its net assets, its cash flows and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2001

Eaton Vance Senior Income Trust

-------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN
-------------------------------------------------------------------------------

The Trust offers a dividend reinvestment plan (the Plan) pursuant to which shareholders automatically have dividends and capital gains distributions reinvested in common shares (the Shares) of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Trust's transfer agent, PFPC, Inc. or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Trust. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC, Inc., at 1-800-331-1710.

Eaton Vance Senior Income Trust

APPLICATION FOR PARTICIPATION IN
DIVIDEND REINVESTMENT PLAN


--------------------------------------------------------------------------------

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

--------------------------------------------------------------------------------

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and cond itions of the Plan.

                                        --------------------------------------
                                        Please print exact name on account:

                                        --------------------------------------
                                        Shareholder signature          Date

                                        --------------------------------------
                                        Shareholder signature          Date

                                        Please sign exactly as your common
                                        shares are registered. All persons
                                        whose names appear on the share
                                        certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

THE AUTHORIZATION FORM, WHEN SIGNED, SHOULD BE MAILED TO THE FOLLOWING
ADDRESS:
                              Eaton Vance Senior Income Trust
                              c/o PFPC, Inc.
                              P.O. Box 8030
                              Boston, MA 02266-8030
                              800-331-1710
--------------------------------------------------------------------------------
NUMBER OF EMPLOYEES
The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified, management investment company and has no employees.

NUMBER OF SHAREHOLDERS
As of December 31, 2000, our records indicate that there were 346 registered shareholders for and approximately 16,500 shareholders owning Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly which contain important information about the Trust, please write or call:
        Eaton Vance Distributors, Inc.
        The Eaton Vance Building
        255 State Street
        Boston, MA 02109
        1-800-225-6265

NEW YORK STOCK EXHANGE SYMBOL
The New York Stock Exchange Symbol is EVF

Eaton Vance Senior Income Trust as of December 31, 2000

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INVESTMENT MANAGEMENT
-------------------------------------------------------------------------------

Eaton Vance Senior Income Trust

Officers                        Trustees
JAMES B. HAWKES                 JESSICA M. BIBLIOWICZ
President, Chief Executive      President and Chief Executive Officer,
Officer and Trustee             National Financial Partners

SCOTT H. PAGE                   DONALD R. DWIGHT
Vice President and              President, Dwight Partners, Inc.
Co-Portfolio Manager
                                SAMUEL L. HAYES, III
PAYSON F. SWAFFIELD             Jacob H. Schiff Professor of Investment
Vice President and              Banking Emeritus, Harvard University
Co-Portfolio Manager            Graduate School of Business Administration

MICHAEL W. WEILHEIMER           NORTON H. REAMER
Vice President                  Chairman and Chief Operating Officer,
                                Hellman, Jordan Management Co., Inc.
JAMES L. O'CONNOR               President, Jordan Simmons Capital LLC
Treasurer                       and Unicorn Corporation

ALAN R. DYNNER                  LYNN A. STOUT
Secretary                       Professor of Law,
                                Georgetown University Law Center

                                JACK L. TREYNOR
                                Investment Adviser and Consultant

INVESTMENT ADVISER AND ADMINISTRATOR OF
EATON VANCE SENIOR INCOME TRUST
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109

CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
PFPC, INC.
Attn: Eaton Vance Senior Income Trust
P.O. Box 8030
Boston, MA 02266-8030
(800) 331-1710

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116-5022



EATON VANCE SENIOR INCOME TRUST
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

171-2/01                                         SITSRC